                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of PSF Group Holdings, Inc. (the
"Company") on Form 10-Q for the quarter ended June 29, 2002, as filed with the
United States Securities and Exchange Commission on the date hereof (the
"Report"), I, Stephen A. Lightstone, Executive Vice President, Chief Financial
Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                        /s/ Stephen A. Lightstone
                                        ---------------------------------
                                        Stephen A. Lightstone,
                                        Executive Vice President, Chief Financial
                                        Officer and Treasurer

August 8, 2002